Exhibit 99.1

Falcon’s Beyond Reports Third Quarter 2026

Financial Results

Company Reports Consolidated Revenue of $7.3 Million for Q3 , an 80% increase over prior year.

Company's Unconsolidated Subsidiary, Falcon's Creative Group, generated Q3 revenue of $5.2 Million

Company's Unconsolidated Joint Venture, Producciones de Parques, generated Q3 revenue of $11.8 Million

Orlando, FL (November 12, 2026) — Falcon’s Beyond Global, Inc. (Nasdaq: FBYD) (“Falcon’s Beyond”, “Falcon’s” or the “Company”), a visionary entertainment and technology enterprise through its three complementary business divisions Falcon’s Creative (“FC”), Falcon’s Beyond Brands (“FBB”), and Falcon’s Beyond Destinations (“FBD”) reported financial results for the third quarter 2026.

Third Quarter 2026 Highlights

Revenue

Falcon's generated consolidated revenue of $7.3 million for the three months ended September 30, 2026, an 80% increase over the prior period. Revenue for the quarter consisted of attraction services and product sales, creative services, management fees earned from Producciones de Parques, S.L. (“PDP”), the Company's 50:50 joint venture with Meliá Hotels International, and corporate and shared services fees earned from Falcon's Creative Group. Falcon's Attractions and Falcon's Beyond Creative, ended the quarter with contracted pipelines totaling $28.0 million.

Equity Method Investments

Falcon's Creative Group (“FCG”)

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FCG recorded revenue of $5.2 million for the three month period ended September 30, 2026, representing a $0.5 million decrease over the same period of the prior year. FCG recorded operating loss of $4.0 million and net loss was $4.2 million. After the Qiddiya Investment Company's (“QIC”) preferred return and amortization of basis difference, Falcon’s share of net loss from FCG was $5.9 million. FCG had a contracted pipeline of $13.0 million as it closed out Q3 2026.

Producciones de Parques (“PDP”)

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PDP recognized $11.8 million in revenues for the three month period ended September 30, 2026, representing a $0.6 million increase over same period of the prior year. Operating income was $3.7 million and net income was $3.5 million. Falcon's share of net gain from PDP was $1.7 million.

Net Loss

Falcon's recorded a consolidated net loss of $7.7 million for the three month period ended September 30, 2026, a $2.7 million improvement over the prior year, due to careful oversight of operating expenses as the business continues to scale.

Adjusted EBITDA

Falcon's generated Adjusted EBITDA(1) loss of $7.4 million in the three month period ended September 30, 2026, a $0.3 million improvement over the prior year.

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(1) Adjusted EBITDA is a non-GAAP financial measure. See “Use and Definition of Non-GAAP Financial Measure” below for more information and a reconciliation to the most directly comparable GAAP measure.

Other Business Highlights

“Our third-quarter results demonstrate continued progress in our growth strategy as we move from building pipeline to executing and delivering major projects. The VAI project announced earlier this year is now underway, bringing together the integrated capabilities of Falcon's Creative and Falcon's Attractions to work across creative design, engineering and attraction delivery.” said Cecil D. Magpuri, Chief Executive Officer of Falcon’s Beyond. "As we build on this momentum, we remain intensely focused on disciplined execution as we scale the business and capitalize on the significant opportunities ahead"

About Falcon’s Beyond

Falcon’s Beyond is a visionary entertainment and technology enterprise at the forefront of the global experience economy. We design, develop, engineer, deliver, and commercialize immersive physical and digital experiences for leading brands, developers, and destination operators worldwide, as well as for our own portfolio of entertainment and technology concepts. Our business is built on an integrated experience platform that brings together creative development, proprietary technologies, advanced engineering, intellectual property, and operational execution to enable the repeatable creation, deployment, and scaling of entertainment experiences across multiple formats and locations globally. We operate through three complementary business divisions:

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Falcon’s Creative, consisting of Falcon’s Creative Group and Falcon’s Beyond Creative, provides creative and advisory services including destination strategy, master planning, experiential and attraction design, digital media, interactive software, intellectual property development, and creative guardianship for entertainment and hospitality destinations.
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Falcon’s Beyond Brands, consisting of Falcon’s Attractions and Falcon’s Beyond Brands, encompasses a broad portfolio of intellectual property, proprietary technologies, and operating businesses that design, engineer, commercialize, and deploy entertainment systems, products, content, and experiences across physical and digital environments.

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Falcon’s Beyond Destinations, consisting of Producciones de Parques, S.L., a joint venture between Falcon’s and Meliá Hotels International, S.A., and Destinations Operations, develops, owns, operates, and expands entertainment venues, hospitality experiences, and branded destination concepts across a variety of location‑based formats, utilizing proprietary and third‑party intellectual property.

FALCON’S BEYOND and its related trademarks are owned by Falcon’s Beyond.

Falcon’s is headquartered in Orlando, FL. Learn more at falconsbeyond.com.

Falcon’s Beyond may use its website as a distribution channel of material Company information. Financial and other important information regarding the Company is routinely accessed through and posted on our website at https://investors.falconsbeyond.com.

In addition, you may automatically receive email alerts and other information about Falcon’s when you enroll your email address by visiting the Email Alerts section at https://investors.falconsbeyond.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, words such as “will,” “would”, “aim,” “delivers,” “exceptional,” “expand” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) our ability to sustain our growth, effectively manage our anticipated future growth, and implement our business strategies to achieve the results we anticipate, (2) our current liquidity resources raise substantial doubt about our ability to continue as a going concern, (3) impairments of our intangible assets and equity method investment in our joint ventures, (4) our ability to raise additional capital, (5) the closure of Katmandu Park DR, sale of our interests in the Sol Tenerife Hotel, winding up of our Karnival joint venture, and the repositioning and rebranding of our FBD business, (6) the success of our growth plans in FCG and FBB, (7) risks associated with acquisitions, dispositions, business combinations, and joint ventures, (8) any failure to realize the anticipated benefits of acquired or proposed to be acquired businesses, including OES, (9) our customer concentration in FCG, (10) the timing of recognition of revenue from our contracted pipeline is difficult to predict with certainty and in some cases may extend over a number of fiscal years, (11) the risk that contractual restrictions relating to the Strategic Investment may affect our ability to access the public markets and expand our business, (12) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (13) our indebtedness, (14) our dependence on strategic relationships with local partners in order to offer and market our products and services in certain jurisdictions, (15) our reliance on our senior management and key employees, and our ability to hire, train, retain, and motivate qualified personnel, (16) cybersecurity-related risks, (17) our ability to protect our intellectual property, (18) our ability to remediate identified material weaknesses in our internal controls over financial reporting, (19) the concentration of share ownership and the significant influence of the Demerau Family and Cecil D. Magpuri, (20) the outcome of pending, threatened and future legal proceedings, (21) our continued compliance with Nasdaq continued listing standards, (22) risks related to our Up-C entity structure and the fact that we may be required to make substantial payments to certain unitholders under our Tax Receivable Agreement, and (23) the risks disclosed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Use and Definition of Non-GAAP Financial Measure

We prepare our consolidated financial statements in accordance with U.S. GAAP. In addition to financial measures prepared in accordance with U.S. GAAP, we present Adjusted EBITDA, a non-GAAP financial measure. We define Adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, transaction-related credits, changes in the fair value of warrant liabilities, impairment charges, and certain gains or losses associated with equity method investments that are not considered indicative of our core operating performance.

Management believes Adjusted EBITDA provides useful supplemental information regarding the operating performance of our business by excluding the effects of financing decisions, capital structure, depreciation and amortization, and other items that may not be representative of ongoing operations. Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income (loss), cash flows from operating activities, or other measures prepared in accordance with U.S. GAAP. A reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA is included below.

Media Relations: Toni Caracciolo, Falcon’s Beyond: tcaracciolo@falconsbeyond.com

Investor Relations: ir@falconsbeyond.com

FALCON'S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share and per share data)

	As of
	(UNAUDITED) September 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$1,941	$1,868
Accounts receivable	7,368	3,714
Contract assets	939	3,264
Other current assets	9,486	1,525
Total current assets	19,734	10,371
Investments and advances to equity method investments	36,681	50,717
Operating lease right-of-use assets	2,681	3,188
Property and equipment, net	852	1,022
Intangible assets, net	897	1,063
Other non-current assets	191	341
Total assets	$61,036	$66,702
Liabilities and stockholders’ equity
Accounts payable	$3,989	$8,453
Accrued expenses and other current liabilities	7,233	16,429
Contract liabilities	8,725	19
Operating lease liability, current	526	460
Short-term debt	636	1,386
Long-term debt, current	7,903	1,769
Total current liabilities	29,012	28,516
Operating lease liability, net of current portion	1,497	1,900
Long-term debt, net of current portion	7,563	12,465
Total liabilities	38,072	42,881
Stockholders’ equity
Equity attributable to common stockholders	11,566	11,926
Noncontrolling interest	11,398	11,895
Total equity	22,964	23,821
Total liabilities and equity	$61,036	$66,702

FALCON’S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue:
Services	$5,760	$3,219	$13,436	$7,319
Product sales	1,529	835	4,847	992
Total revenue	7,289	4,054	18,283	8,311
Operating expenses:
Project design and build expense	2,264	933	4,278	1,388
Cost of product sales	1,014	475	3,172	558
Selling, general and administrative expense	7,249	6,174	22,637	19,114
Transaction credit	—	(10)	(15,057)	(1,788)
Research and development expense	—	(2)	—	199
Depreciation and amortization expense	126	168	390	212
Total operating expenses	10,653	7,738	15,420	19,683
Income (loss) from operations	(3,364)	(3,684)	2,863	(11,372)
Share of gain (loss) from equity method investments	(4,146)	(6,840)	(4,209)	14,944
Interest expense	(185)	(930)	(577)	(3,104)
Interest income	6	4	19	9
Change in fair value of warrant liabilities	—	—	—	2,886
Foreign exchange transaction gain (loss)	26	(61)	44	2,146
Gain on bargain purchase of OES Acquisition	—	1,098	—	1,098
Net income (loss) before taxes	$(7,663)	$(10,413)	$(1,860)	$6,607
Income tax (expense) benefit	—	1	—	1
Net income (loss)	$(7,663)	$(10,412)	$(1,860)	$6,608
Net income (loss) attributable to noncontrolling interest	(3,805)	(6,038)	(914)	3,371
Net income (loss) attributable to common stockholders	(3,858)	(4,374)	(946)	3,237
Net income (loss) per share
Net income (loss) per share, basic	(0.09)	(0.13)	(0.05)	0.07
Net income (loss) per share, diluted	(0.09)	(0.13)	(0.05)	0.04
Weighted average shares outstanding, basic	49,400,400	37,529,174	49,313,250	37,458,975
Weighted average shares outstanding, diluted	49,400,400	37,529,174	49,313,250	37,521,292

FALCON’S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands of U.S. dollars)

	Nine months ended
	September 30, 2026	September 30, 2025
Cash flows from operating activities
Net income (loss)	$(1,860)	$6,608
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	390	212
Foreign exchange transaction gain (loss)	(64)	—
Share of gain (loss) from equity method investments	4,209	(14,944)
Interest converted to preferred stock	—	441
Change in fair value of warrants	—	(2,886)
Share based compensation expense	1,871	1,214
Distribution from equity method investment PDP	3,451	—
Gain on bargain purchase of OES Acquisition	—	(1,098)
Changes in assets and liabilities:
Accounts receivable	(3,659)	(1,068)
Contract assets	2,325	(1,464)
Deferred transaction costs	—	588
Other current assets	(6)	(319)
Other non-current assets	155	(1)
Accounts payable	(4,463)	(2,495)
Accrued expenses and other current liabilities	(9,111)	(5,389)
Contract liabilities	8,706	228
Operating lease assets and liabilities	170	93
Net cash provided by (used in) operating activities	2,114	(20,280)
Cash flows from investing activities
Purchase of property and equipment	(56)	(133)
Proceeds from sale of equipment	—	2
Short-term advances to affiliate	(7,956)	(2,003)
Issuance of short-term loan	(200)	—
Repayment of short-term loan	200	—
Distribution from equity method investment PDP	—	26,955
Distribution from equity method investment Karnival	5,450	—
OES Acquisition	—	(1,632)
Net cash provided by (used in) investing activities	(2,562)	23,189
Cash flows from financing activities
Proceeds from issuance of Series B preferred stock	—	8,033
Repayment of debt	(2,065)	(1,759)
Proceeds from related party credit facilities	4,370	1,769
Repayment of related party credit facilities	(1,831)	(5,384)
Proceeds from RSUs issued to affiliates	799	529
Settlement of RSUs	(736)	(420)
Net cash provided by (used in) financing activities	537	2,768
Net increase (decrease) in cash and cash equivalents	89	5,677
Foreign exchange impact on cash	(16)	(2,245)
Cash and cash equivalents at beginning of year	1,868	825
Cash and cash equivalents at end of period	$1,941	$4,257

Reconciliation of Non-GAAP Financial Measure (Unaudited)

The following table sets forth reconciliations of net loss under U.S. GAAP to Adjusted EBITDA for the following periods:

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss)	$(7,663)	$(10,412)	$(1,860)	$6,608
Interest expense	185	930	577	3,104
Interest income	(6)	(4)	(19)	(9)
Income tax expense (benefit)	—	(1)	—	(1)
Depreciation and amortization expense	126	168	390	212
EBITDA	(7,358)	(9,319)	(912)	9,914
Transaction credit	—	(10)	(15,057)	(1,788)
Share of equity method investee's gain on sale of land	—	—	(1,623)	—
Share of equity method investee's gain on Tenerife Sale	—	(264)	—	(30,019)
Impairment of PDP	—	—	—	5,332
Gain on excess distributions over investment of Karnival	—	—	(1,201)	—
Impairment of Karnival	—	3,005	—	3,005
Change in fair value of warrant liabilities	—	—	—	(2,886)
Gain on bargain purchase of OES Acquisition	—	(1,098)	—	(1,098)
Adjusted EBITDA	$(7,358)	$(7,686)	$(18,793)	$(17,540)